AMERICAN GENERAL SERIES
PORTFOLIO COMPANY
                                                         2929 ALLEN PARKWAY
                                                        HOUSTON, TEXAS 77019

                               MONEY MARKET FUND

PROSPECTUS                                                       OCTOBER 1, 1998

The American General Series Portfolio Company (the "Series Company") is a mutual fund made up of 13 separate Funds (the "Funds"), one of which is described in this prospectus. The investment objective of the Money Market Fund (the "Fund") is income through investments in short-term money market securities.

SHARES OF THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THIS FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

The Fund is available to you only through a variable annuity contract or variable life insurance policy you or your employer bought from The Variable Annuity Life Insurance Company ("VALIC") or one of its affiliates, or employee thrift plans maintained by VALIC or American General Corporation. VALIC is a member of the American General Corporation group of companies.

This prospectus sets forth concisely the information you should know before investing in the Fund.

VALIC has filed a Statement of Additional Information, dated October 1, 1998, with the Securities and Exchange Commission ("SEC"). This Statement contains additional information about the Fund and is part of this prospectus. For a free copy, write to the American General Series Portfolio Company at the address above or call 1-800-44-VALIC. The Statement of Additional Information has been filed with the SEC and is available along with other related materials at the SEC's internet web site (http://www.sec.gov.).

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY, SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS FUND. ALSO, IT HAS NOT PASSED ON WHETHER THIS PROSPECTUS IS ADEQUATE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS

                                                PAGE
                                                ----
COVER PAGE
WELCOME.......................................    1
EXPENSE SUMMARY...............................    2

FINANCIAL HIGHLIGHTS..........................    3

ABOUT THE SERIES COMPANY'S MANAGEMENT.........    4
     Investment Adviser.......................    4
     Portfolio Manager........................    4
     How VALIC is Paid for Its Services.......    4
     About the Board of Directors.............    4

ABOUT THE FUND................................    5
     Overview.................................    5
     About Level of Risk......................    5
     About Portfolio Turnover.................    5
     About Fund Performance...................    5

HOW TO READ A FUND FACT SHEET.................    6

MONEY MARKET FUND FACT SHEET..................    7

TYPES OF INVESTMENTS..........................    9
     Bonds....................................    9
     Asset-Backed Securities..................    9

                                                PAGE
                                                ----
     Loan Participations......................    9
     Illiquid and Restricted Securities.......    9
     Foreign Securities.......................   10
     ADRs.....................................   10
     When-Issued Securities...................   10
     Money Market Securities..................   10
     Repurchase Agreements....................   10
     A Word About Risk........................   10
     Interest Rate Risk.......................   11
     Investment Practices.....................   11
          Limitations.........................   11
          Lending Portfolio Securities........   11

ABOUT THE SERIES COMPANY......................   12
     Series Company Shares....................   12
     Net Asset Value of the Series Company
       Shares.................................   12
     Dividends and Capital Gains..............   13
     Diversification..........................   13
     Taxes....................................   13
     Voting Rights............................   13
     Year 2000 Risks..........................   13
     Euro Conversion..........................   14
     Reports..................................   14

                                      (i)

WELCOME
--------------------------------------------------------------------------------

Unless otherwise specified in this prospectus, the words we, our, and VALIC mean The Variable Annuity Life Insurance Company. The words you and your mean the participant.

American General Series Portfolio Company (the "Series Company") was incorporated under the laws of Maryland on December 7, 1984.

The Series Company is an open-end management investment company and currently consists of 13 different Funds, one of which is described in detail in this prospectus. We serve as the Fund's Investment Adviser and, in this role, report directly to the Series Company's Board of Directors. As Investment Adviser, we make investment decisions for the Fund and are responsible for its day to day management. For more information, see "About the Fund's Management" in this prospectus.

Individuals can't invest in the Fund directly. Instead, they participate through an annuity contract variable life policy, or employer plan with VALIC or one of its affiliates, or employee thrift plans maintained by VALIC or American General Corporation. Most often employers set up these annuity contracts so they can offer their employees a way to save for retirement or assist them in estate planning. Retirement plans through employers may be entitled to tax benefits that individual retirement plans may not be entitled to. These tax benefits are fully explained in your contract prospectus.

After you invest in the Fund you participate in Fund earnings or losses, in proportion to the amount of money you invest. Depending on your contract, if you withdraw your money before retirement, you may incur charges and additional tax liabilities. However, to save for retirement, you generally should let your investments and their earnings build. At retirement, you may withdraw all or a portion of your money, leave it in the account until you need it, or start receiving annuity payments. At a certain age you may be required to begin withdrawals.

All inquiries regarding this prospectus and annuity contracts issued by VALIC should be directed, in writing, to VALIC Customer Service, A3-01, 2929 Allen Parkway, Houston, Texas 77019, or by calling 1-800-633-8960.

All inquiries regarding annuity contracts or variable life policies issued by American General Life Insurance Company (AGL) should be directed to AGL's Annuity Administration Department, 2727-A Allen Parkway, Houston, Texas 77019-2191 or call 1-800-813-5065. AGL is a member of the American General Corporation group of companies, as is VALIC.

EXPENSE SUMMARY
--------------------------------------------------------------------------------

Annual fund operating expenses are the fees paid out of the assets of the Fund. The Fund pays a management fee to VALIC. The expenses paid by the Fund are factored into the calculation of its share price or dividends and are not charged directly to investors. The expenses reflected in the tables below are based on the Fund's annual operating expenses for the fiscal year ended May 31, 1998.

--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(as a percentage of net assets)
--------------------------------------------------------------------------------

                                                              MONEY MARKET
                                                                  FUND
                                                              ------------
Management Fee(a)                                                0.50%
Other Expenses(a)(c)                                             0.04%
Total Fund Operating Expenses(a):                                0.54%

--------------------------------------------------------------------------------

The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. The Fund's annual operating expenses do not reflect expenses imposed by separate accounts of VALIC through which an investment in the Fund is made or their related contracts. A separate account's expenses are fully explained in your contract prospectus.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Fund's fiscal year ends every May 31st

Financial highlights are provided below for the Fund. The financial highlights are for the last 10 years of the Fund. Ernst & Young LLP, Independent Auditors for the Series Company, has audited the Series Company's financial statements which include the information presented here. Their unqualified report appears in those audited financial statements, which are included in the Statement of Additional Information.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund.

--------------------------------------------------------------------------------

MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                FISCAL YEAR ENDED MAY 31,
                                     --------------------------------------------------------------------------------
                                       1998        1997        1996        1995        1994        1993        1992
                                     --------    --------    --------    --------    --------    --------    --------
PER SHARE DATA
SHARE VALUE AT BEGINNING OF YEAR        $1.00       $1.00      $1.00       $1.00       $1.00       $1.00       $1.00
                                     --------    --------    -------     -------     -------     -------     -------
+ INCOME
    from net investment income           0.05        0.05       0.05        0.05        0.03        0.03        0.05
                                     --------    --------    -------     -------     -------     -------     -------
- DISTRIBUTIONS
    from net investment income          (0.05)      (0.05)     (0.05)      (0.05)      (0.03)      (0.03)      (0.05)
                                     --------    --------    -------     -------     -------     -------     -------
= SHARE VALUE
    AT END OF YEAR                      $1.00       $1.00      $1.00       $1.00       $1.00       $1.00       $1.00
                                     ========    ========    =======     =======     =======     =======     =======
TOTAL RETURN                            5.25%       5.02%      5.26%       4.90%       2.83%       2.85%       4.47%
                                     ========    ========    =======     =======     =======     =======     =======
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net
   assets                               0.54%       0.57%      0.57%       0.57%       0.58%       0.63%       0.67%
  Ratio of net investment income to
   average net assets                   5.14%       4.95%      5.14%       4.75%       2.78%       2.81%       4.42%
  Number of shares outstanding at
   end of year (000's)                190,975     128,125     83,618      82,256      50,534      45,323      48,355
  Total net assets at end of year
   (000's)                           $190,975    $128,125    $83,618     $82,254     $50,533     $45,322     $48,353
  Average net assets during the
   year (000's)                      $150,625    $113,882    $84,271     $67,021     $46,222     $45,562     $46,305

                                        FISCAL YEAR ENDED MAY 31,
                                     --------------------------------
                                       1991        1990        1989
                                     --------    --------    --------
PER SHARE DATA
SHARE VALUE AT BEGINNING OF YEAR       $1.00       $1.00       $1.00
                                     -------     -------     -------
+ INCOME
    from net investment income          0.07        0.08        0.08
                                     -------     -------     -------
- DISTRIBUTIONS
    from net investment income         (0.07)      (0.08)      (0.08)
                                     -------     -------     -------
= SHARE VALUE
    AT END OF YEAR                     $1.00       $1.00       $1.00
                                     =======     =======     =======
TOTAL RETURN                           7.11%       8.31%       8.63%
                                     =======     =======     =======
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net
   assets                              0.68%       0.74%       0.46%
  Ratio of net investment income to
   average net assets                  6.86%       7.93%       8.39%
  Number of shares outstanding at
   end of year (000's)                38,572      27,628      21,445
  Total net assets at end of year
   (000's)                           $38,570     $27,628     $21,445
  Average net assets during the
   year (000's)                      $34,733     $22,563     $13,385

ABOUT THE SERIES COMPANY'S MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

VALIC, a stock life insurance company, has been in the investment advisory business since 1960. Valic, as of June 30, 1998, had over $8.5 billion in assets under management. Since May 30, 1985, VALIC has been the Investment Adviser for the Funds that comprise the Series Company, one of which is described in this prospectus.

VALIC is a member of the American General Corporation group of companies. The American General Corporation group of Companies is a leading provider of retirement service, life insurance, and consumer loans. Members of the American General Corporation group of companies operate in each of the 50 states and Canada and collectively provide financial services with activities heavily weighted toward insurance.

As Investment Adviser, VALIC is responsible for the Fund's day to day operations. Also, VALIC develops Fund investment strategy and buys and sells Fund investments. VALIC serves as Investment Adviser to the Fund through an Investment Advisory Agreement dated September 7, 1990. This Agreement is renewed once each year, by the Series Company Board of Directors.

For more information on the Agreement, see the "Investment Adviser" section in the Statement of Additional Information.

PORTFOLIO MANAGER

A portfolio manager is a person or team of persons VALIC has assigned to be primarily responsible for the day to day management of the Fund's investments. The Fund's investments are called its portfolio.

HOW VALIC IS PAID FOR ITS SERVICES

The Fund pays VALIC a fee based on its average daily net asset value. The Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments. The Fund pays VALIC an advisory fee at an annual rate of 0.50%.

The Investment Advisory Agreement we entered into with the Fund does not limit how much the Fund pays in monthly expenses each year. However, we voluntarily limit the Fund's monthly expenses as follows:

If the Fund's average monthly expenses, when annualized, are more than 2% of the Fund's estimated average daily net assets, we will pay the difference. As a result, the Fund's yield or total return will increase. If VALIC decides to stop voluntarily reducing the Fund's expenses, it may do so by giving 30 days' notice, in writing, to the Series Company. To date, VALIC has not had to reduce expenses of the Fund as a result of this 2% voluntary reduction.

For the fiscal year ended May 31, 1998, the total expenses paid by the Series Company of the Fund's average net assets were, as a percentage, 0.54%.

ABOUT THE BOARD OF DIRECTORS

The Series Company Board of Directors currently consists of eight members: five are independent directors and three are VALIC employees.

The Board of Directors may change the Fund's investment objective, investment policies and non-fundamental investment restrictions without shareholder approval. The Board may not change any fundamental restrictions placed on the types of investments the Fund may buy. The fundamental restrictions appear in the Statement of Additional Information. Changes to these restrictions may be made with shareholder approval only.

VALIC'S ADDRESS IS 2929 Allen
Parkway, Houston, Texas 77019.

ABOUT THE FUND
--------------------------------------------------------------------------------

OVERVIEW

The Fund provides liquidity, protection of capital and current income through investments in high quality securities.

ABOUT LEVEL OF RISK

The risks involved in the Fund are described in the Fund's Fact Sheet. These risks include market risk, credit risk, interest rate risk and risk associated with foreign securities. These risks are described in the "Types of Investments"
section in this prospectus. The money you invest in the Series Company is not insured. And, we can't guarantee that the Fund will meet its investment objectives. There's a chance you may lose money and end up with less than you invested.

ABOUT PORTFOLIO TURNOVER

Portfolio turnover occurs when the Fund sells its investments and buys new ones.

High portfolio turnover may cause a fund's expenses to increase. For example, a fund may have to pay brokerage fees and other related expenses.

The Fund has low portfolio turnover.

ABOUT FUND PERFORMANCE

From time to time the Series Company may advertise the Fund's performance information such as the Fund's average total return. Current Fund performance and information as to how this Fund performance information is calculated appears in the Statement of Additional Information. Additionally, information on separate account performance appears in your contract prospectus.

HOW TO READ A FUND FACT SHEET
--------------------------------------------------------------------------------

                             FACT SHEET DESCRIPTION

MONEY MARKET FUND

Fact Sheet

-----------------------------------------------
Investment Goal  INCOME THROUGH INVESTMENT IN
                 SHORT-TERM MONEY MARKET
                 SECURITIES

--------------------------------------------------------------------------------

INVESTMENT ADVISER

VALIC

PORTFOLIO MANAGER

Teresa Moro has been this Fund's Portfolio Manager and Vice President and Investment Officer for the Series Company since 1991. From 1986 to 1991, Ms. Moro was an Assistant Vice President and Money Market Trader for the Fund.

INVESTMENT OBJECTIVE

Seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

INVESTMENT RISK

The short-term money market securities that this Fund invests in are high quality investments, posing low credit and interest rate risk. The current yield of the Fund will generally go up or down with changes in the level of interest rates. The Fund uses the amortized cost method to value its portfolio securities and tries to keep its net asset value at $1.00 per share. There can be no assurance that the net asset value will be $1.00 per share at all times.

Because the risk to the money you invest is low, the potential for profit is also low. The Fund may experience risks including interest rate risk, market risk, credit risk and risk associated with foreign securities. For a discussion of these risks, see "A Word About Risk" in this prospectus.

INVESTMENT STRATEGY

The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. We use 95% of the Fund's assets to buy short-term securities that are rated within the highest rating category for short term debt obligations by at least two nationally recognized rating services or unrated securities of comparable investment quality. These eligible securities must mature in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

The investments this Fund may buy include:

  - Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

  - Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion

  - Commercial paper sold by corporations and finance companies

  - Corporate debt obligations with remaining maturities of 13 months or less

  - Repurchase agreements

  - Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund's net assets)

  - Asset-backed securities

  - Loan participations

  - Adjustable rate securities

  - Illiquid and restricted securities*
---------------

*limited to 10% of the Fund's net assets

Additional information
about THE FUND'S
INVESTMENTS is provided
under "Types of
Investments."

MONEY MARKET FUND
Fact Sheet

--------------------------------------------------------------------------------

For the fiscal year ended May 31, 1998, the Fund had a return of 5.79%, before subtracting expenses of 0.54%. This return represented a positive tracking difference of 0.98% compared to the 30-Day Certificate of Deposit Primary Offering Rate by New York City Banks.
                COMPARISON OF A CHANGE IN THE VALUE OF A $10,000
                      INVESTMENT IN THE MONEY MARKET FUND
                           AND THE NYC 30 DAY CD RATE

                      AVERAGE ANNUAL TOTAL RETURN -- FUND

-----------------------------------------------------------------
      1 YEAR               5 YEAR                 10 YEAR
-----------------------------------------------------------------
       5.25%                4.65%                  5.45%
-----------------------------------------------------------------

                                    [CHART]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract for mortality and expense guarantees, administrative fees or surrender charges.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

BONDS -- also called debt securities

Bonds are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock. The types of bonds the Fund may invest in are as follows: U.S. Government bonds and investment grade corporate bonds. For a description of investment grade bonds see "A Word about Risk -- Market Risk" in this prospectus.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more). Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less.

Bonds rated Ba or B by Moody's Investors Services, Inc. (generally known as lower-medium and lower-quality bonds) are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower-medium and lower-quality bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

ASSET-BACKED SECURITIES

Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

The Fund may invest in asset-backed securities. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

LOAN PARTICIPATIONS

A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans.

The Fund may invest in loan participations.

ILLIQUID AND RESTRICTED SECURITIES

An illiquid security is one that may not be frequently traded. If it must be sold quickly, it may have to be sold at a loss. For example, if a fund owns a stock that is not sold very often and the fund needs to sell this stock quickly, it may have to offer the investment at a low price for someone to buy it.

A restricted security is one that has not been registered with the SEC and therefore can't be sold in the public market. Restricted securities do include securities eligible for resale under Rule 144A of the Securities Act of 1933. Some Rule 144A securities may be liquid as determined by VALIC. For more information about Rule 144A securities see the Statement of Additional Information. These investments can be very risky because the Fund's ability to sell a restricted security is very limited and Rule 144A securities deemed to be illiquid will have the effect of increasing the amount of the Fund's investments in illiquid securities. In addition, investing in Rule 144A securities could have theeffect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers

For more information
about BONDS AND RATINGS
OF BONDS, see the
Statement of Additional
Information.

For more information about
ASSET-BACKED SECURITIES
see the Statement of
Additional Information.

For more information about
LOAN PARTICIPATIONS
see the Statement of
Additional Information.

For more information about
ILLIQUID AND RESTRICTED
SECURITIES see the
Statement of Additional
Information.

For more information about
FOREIGN SECURITIES, see the
Statement of Additional
information.

--------------------------------------------------------------------------------

become, for a time, uninterested in purchasing these securities.

The Fund may buy illiquid and restricted securities, but is restricted as to how much money it may invest in them. See "Limitations" below.

FOREIGN SECURITIES

The fund may invest in securities of foreign issuers. Such Foreign Securities may only be invested in U.S. dollar-denominated securities of foreign issuers.

Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and American Depository Receipts, European Depository Receipts and Global Depository Receipts ("ADRs", "EDRs" and "GDRs"). See "ADRs" below.

ADRS

ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. We consider ADRs foreign securities. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

WHEN-ISSUED SECURITIES

When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Fund negotiates the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Fund may have a loss. If it sells at a higher price, the Fund may have a profit.

The Fund may buy when-issued securities in accordance with its investment strategy.

MONEY MARKET SECURITIES

The Fund invests 95% of its assets in high quality money market securities payable in U.S. dollars. A listing of the types of money market securities in which the Fund may invest in is in the Fund's Fact Sheet. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or Standard & Poor's or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

  - Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

  - Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion

  - Commercial paper sold by corporations and finance companies

  - Corporate debt obligations with remaining maturities of 13 months or less

  - Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities

REPURCHASE AGREEMENTS

A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If the Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Fund may enter into repurchase agreements, but it is authorized to do so only with well-established securities dealers or banks that are members of the Federal Reserve System.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

A repurchase agreement of more than 7 days duration is illiquid. A discussion of repurchase agreements, illiquid securities and Fund limitations is contained in the Statement of Additional Information.

A WORD ABOUT RISK

There are four basic types of investment risk you may be subject to:

  - Market Risk

  - Credit (Financial) Risk

  - Interest Rate Risk

  - Risk Associated with Foreign Securities

Generally stocks are considered to be subject to market risk, while debt securities, such as U.S. government bonds and money market securities are subject to interest rate risk. Other debt securities, such as corporate bonds, involve both interest rate and credit (financial) risk. Lastly, risks associated with foreign securities can involve political, currency and limited information risks. Each of these four basic types of investment risks is discussed below.

--------------------------------------------------------------------------------

Market Risk

Market risk refers to the loss of capital resulting from changes in the prices of investments. For example, market risk occurs when expectations of lower corporate profits in general cause the broad market of stocks to fall in price. When this happens, even though a company is experiencing growth in profits, the price of its stock could fall.

Credit (Financial) Risk

Credit risk refers to the risk that the issuer of a bond may default or be unable to pay interest or principal due on a bond.

To help the Fund's Investment Adviser decide which U.S. corporate and foreign bonds to buy, they rely on Moody's and Standard & Poor's (two nationally recognized bond rating services), and on VALIC's own research. This research lowers the risk of buying a bond of a company that may not pay the interest and principal on the bond.

The Fund may buy bonds that are rated as investment grade. There are four different levels of investment grade, from AAA to BBB; see Description of Corporate Bond Ratings in the Statement of Additional Information. All bonds with these ratings are considered to have adequate ability to pay interest and principal.

The Fund may buy bonds issued by the U.S. Government. The U.S. Government guarantees it will always pay principal and interest.

INTEREST RATE RISK

Interest rate risk refers to the risk that fluctuations in interest rates may affect the value of interest paying securities in the Fund. If the Fund sells a bond before it matures, it may lose money, even if the bond is guaranteed by the U.S. Government. Say, for example, the Fund bought an intermediate government bond last year that was paying interest at a fixed rate of 6%. Now, intermediate government bonds are paying interest at a rate of 7%. If the Fund wants to sell the bond paying 6%, it will have to sell it at a discount (and realize a loss) to attract buyers because they can buy new bonds paying 7% interest.

Risk Associated with Foreign Securities

The Fund may, subject to limits stated in its Fact Sheet, invest in foreign securities including ADRs. A foreign security is a security issued by an entity domiciled or incorporated outside of the U.S.

There are three principal risks of owning foreign securities:

  - Political risk -- the chance of a change in government and the assets of the company being taken away.

  - Currency risk -- a change in the value of the foreign currency compared to the dollar. If the foreign currency declines in value, your investment valued in U.S. dollars will decline even if the value of the foreign stock or bond is unchanged.

  - Limited information --foreign companies generally are not regulated to the degree U.S. companies are and may not report all of the information we are used to getting. To minimize taxes they may not report some income or they may report higher expenses.

   INVESTMENT PRACTICES

   LIMITATIONS

   The Fund has limitations on the percentage of its assets that it may allocate to certain investments. These limits are determined by the Fund's investment objectives and risk level. For example, the Fund may not invest in futures and options.

   The Fund's limitations are shown in the Investment Strategy section of its Fact Sheet.

   Lending Portfolio Securities

   The Fund may lend up to 30% of its total assets to broker-dealers and other financial institutions to earn more money for the Fund. Assets are placed in a special account by the borrower to cover the market value of the securities on loan. The assets serving as collateral for the loan are valued daily.

   A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

   The Fund will only make loans to broker-dealers and other financial institutions that VALIC considers to be creditworthy. For more information about lending portfolio securities, foreign securities, and investment limitations, see the Statement of Additional Information.

For more information about
WHEN-ISSUED SECURITIES, see the
Statement of Additional
Information.

ABOUT THE SERIES COMPANY
--------------------------------------------------------------------------------

SERIES COMPANY SHARES

The Series Company is an open-end mutual fund and may offer shares of the Fund for sale at any time. However, the Series Company offers shares of the Fund only to registered and unregistered separate accounts of VALIC and its affiliates, or employee thrift plans maintained by VALIC or American General Corporation.

As a participant, you do not directly buy shares of the Fund. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates. When you buy these units, you specify that you want the separate account to invest in the Fund. The separate account, in turn, buys the shares of the Fund according to your instructions. See your contract prospectus for more information on the separate account associated with your contract.

When the separate account buys, sells, or transfers shares of the Fund, it does not pay any charges related to these transactions.

The Fund currently does not foresee any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the Fund and shares of another Fund may be substituted. This might force the Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of any Fund to any separate account or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is on the best interests of the shareholders of the Fund.

As distributor, VAMCO sells shares of the Fund to the separate account. VAMCO is a wholly owned subsidiary of VALIC and acts as a distributor under an agreement it has with the Series Company. VAMCO does not charge the Series Company or the separate account for its services. Also, VAMCO is not required to sell a minimum number of shares to the separate account.

VAMCO sends orders to buy, sell or transfer shares to the Series Company's transfer agent daily. The price of any share affected by the request is the next net asset value calculated after the order is received.

For more information on how to participate, see your contract prospectus.

NET ASSET VALUE OF THE SERIES COMPANY SHARES

How Net Asset Value is Calculated

Here is how the Series Company calculates the net asset value of the Fund's shares:

Step 1:
     Total value of the Fund's
     assets* (including money          The Fund's
     owed to the fund but not          Total
     yet collected)                 =  Net Asset Value
-    The Fund's liabilities
     (including money owed by
     the Fund but not yet paid)

Step 2:
     The Fund's total net asset
     value (from Step 1)
+    The total number of the
     Fund's shares that are            NET ASSET VALUE
     outstanding                    =  PER SHARE

---------------

* The Series Company uses the fair market value of the Fund's investments to calculate the Fund's total value. However, it uses the amortized cost method to determine the values of all the Fund's investments. The amortized cost method approximates fair market value.

If the Fund's portfolio includes investments that are not sold often or are not sold on any exchanges, the Series Company's Board of Directors or its delegate will, in good faith, estimate the fair market value of these investments.

When Net Asset Value is Calculated

The Series Company calculates the net asset value of the Fund's shares at approximately 4pm EST each day the New York Stock Exchange is open, with a few exceptions. (The New York Stock Exchange is open Monday through Friday but is closed on certain federal and other holidays.)

In addition, the Series Company will not calculate net asset values on the following days even when the New York Stock Exchange is open:

  - the Friday after Thanksgiving; or

  - when Christmas falls on a Thursday, the Friday after Christmas; and

  - when Christmas falls on a Tuesday, the Monday before Christmas.

The separate account can buy, sell, and transfer shares in the Fund only on days that the Series Company calculates the net asset value of the Fund's shares. Through VAMCO, the separate accounts send orders to the Series Company to buy, sell, or transfer shares based on requests they receive from participants.

THE VARIABLE ANNUITY
MARKETING COMPANY
(VAMCO) acts as the
Series Company's
distributor.

--------------------------------------------------------------------------------

DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income

Net investment income generally includes stock dividends received and bond interest earned less expenses paid by the Fund. The Fund pays dividends from net investment income daily. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund.

Distributions from Capital Gains

When the Fund sells a security for more than it paid for that security, a capital gain results. Once a year, the Fund pays distributions from capital gains, as long as total capital gains exceed total capital losses. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

DIVERSIFICATION

The Fund's diversification policy limits the amount that the Fund may invest in certain securities. The Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the Investment Company Act of 1940 ("the 1940 Act").

The Fund may invest up to 5% of its total assets in a single issuer. An issuer, or "company" does not include the U.S. Government or agencies of the U.S. Government according to the Code and the 1940 Act. For diversification purposes, repurchase agreements are considered to be issued by the U.S. Government if backed by U.S. Government securities. Also, the Fund may not own more than 10% of the voting securities of a company.

The Fund may not invest more than 5% of its total assets in any company rated as "second tier" by a national rating service (as described in Types of Investments).

TAXES

By paying out all earnings as described in the Dividends and Capital Gains section above and by complying with the diversification requirements under the Code, the Fund expects to qualify as a Registered Investment Company (RIC) under Subchapter M of the Code. By qualifying as a RIC, the Fund will not have to pay federal income taxes. See the Statement of Additional information and your contract prospectus for further tax discussions. You should also consult your tax advisor before investing.

VOTING RIGHTS

One Vote Per Share

Each outstanding share has one vote on all matters that shareholders vote on. As a participant, you vote on these matters indirectly by voting your units. The way you vote your units as a participant depends on your contract. See your contract prospectus for specific details.

When a matter comes up for vote, the separate account will vote its shares in the same proportion as the unit votes it actually receives. If VALIC determines that it may, under the current interpretation of the 1940 Act, vote shares directly instead of voting through its units, it may decide to vote that way.

Shareholder Meetings

Maryland law does not require the Series Company to hold regular, annual shareholder meetings. But, the Series Company must hold shareholder meetings on the following matters:

  - to approve certain agreements as required by the 1940 Act;

  - to change fundamental investment objectives in the Diversification section and to change fundamental investment restrictions, above;

  - to fill vacancies on the Series Company's Board of Directors if the shareholders have elected less than a majority of the Directors.

Shareholders may call a meeting to remove a Director from the Board if at least 10% of the outstanding shares vote to have this meeting. Then, at the meeting, at least 2/3 of all the outstanding shares of the Fund must vote in favor of removing the Director.

Shareholder Communications

The Series Company will assist in shareholder communications.

YEAR 2000 RISKS

VALIC is in the process of modifying its systems to achieve Year 2000 readiness. This endeavor is directed and managed by VALIC and monitored by the parent company, American General Corporation. VALIC has developed clearly defined and documented plans that have been implemented to minimize the risk of significant negative impact on its operations.

These plans include the following activities: (1) perform an inventory of VALIC's information technology and non-information technology systems; (2) assess which items in the inventory may expose VALIC to business interruptions due to Year 2000 issues; (3) test systems for Year 2000 readiness; (4) reprogram or replace systems that are not Year 2000 ready; and (5) return the systems to operation. VALIC expects to complete the forgoing activities for all critical business systems relevant to the Series Company by December 1998. Accordingly, VALIC has no

--------------------------------------------------------------------------------

contingency plans because any open Year 2000 issues may be addressed in 1999.

In addition, the Series Company and VALIC have business relationships with various third parties, each of which must also be Year 2000 ready. Therefore, VALIC's plans also include assessing and attempting to mitigate the risks associated with the potential failure of third parties to achieve Year 2000 readiness. Due to the various stages of the third parties' Year 2000 readiness, VALIC's efforts in this regard will extend through 1999.

Through June 30, 1998 VALIC has incurred and expensed $13 million (pretax) related to Year 2000 readiness, including $6.5 million incurred during the first six months of 1998. VALIC currently anticipates that it will incur future costs of $3 million (pretax) for additional internal staff, third party vendors, and other expenses to achieve Year 2000 readiness.

Due to the magnitude and complexity of this project, risks and uncertainties exist. If conversion of VALIC's systems is not completed on a timely basis (due to non-performance by significant third-party vendors or other unforeseen circumstances), or if significant third parties fail to achieve Year 2000 readiness on a timely basis, the Year 2000 issue could have a material adverse impact on the operations of VALIC and the Series Company.

EURO CONVERSION

The planned introduction of a single European currency, the Euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union (EMU) presents unique risks and uncertainties for investors in those countries. The European Union currently consists of: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom. The risks associated with the introduction of the Euro include: (i) whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date;
(ii) the creation of suitable clearing and settlement payment schemes for the Euro; (iii) the legal treatment of outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; (iv) the fluctuation of the Euro relative to non-Euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; and (v) whether the interest rate, tax and labor regimes of the European countries participating in the Euro will converge over time. Further, the conversion of the currencies of other EMU countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the EMU could adversely affect the Euro. These or other factors may cause market disruptions before or after the introduction of the Euro and could adversely affect the value of foreign securities and currencies held by the Funds. The Euro conversion also raises tax issues such as whether the conversion of a non-Euro currency to the Euro creates a "realization event" for a financial instrument denominated in the non-Euro currency and the appropriate time to recognize any gain or loss. Depending on how the tax authorities rule on these issues, the Euro conversion may result in taxable gain or loss on non-Euro denominated instruments that have not been sold by the Funds at the time of conversion.

Additionally, while it is not possible to predict the impact of the Euro implementation plan on the Funds, the transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. For example, investors may begin to view those countries participating in the EMU as a single entity, and VALIC and the Sub-advisers may need to adapt their investment strategies accordingly. The process of implementing the Euro also may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies. Also, the transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

REPORTS

The Series Company sends Annual Reports containing audited financial statements, Semi-Annual Reports containing unaudited financial statements, and proxy materials to Contract owners or participants. Also, the Series Company includes an Annual Report with each Statement of Additional Information it sends out.

If you have any questions about the Annual or Semi-Annual Reports, call or write to the Series Company at the phone number/address found on the cover page of this prospectus.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT ADVISER:
The Variable Annuity Life Insurance Company
2929 Allen Parkway
Houston, Texas 77019

DISTRIBUTOR:
The Variable Annuity Marketing Company
2929 Allen Parkway
Houston, Texas 77019

CUSTODIAN:
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
INDEPENDENT AUDITORS:
Ernst & Young LLP
1221 McKinney, Suite 2400
Houston, Texas 77010
TRANSFER AND SHAREHOLDER SERVICE AGENT:
The Variable Annuity Life Insurance Company
2929 Allen Parkway
Houston, Texas 77019

                             DIRECTORS AND OFFICERS

DIRECTORS                        OFFICERS
Norman Hackerman                 Thomas L. West, Jr.           Chairman
John Wm. Lancaster               John A. Graf                  President
Ben H. Love                      Craig R. Rodby                Executive Vice President
Joe C. Osborne                   Michael G. Atnip              Executive Vice President
F. Robert Paulsen                Joe C. Osborne                Executive Vice President
Peter V. Tuters                  Peter V. Tuters               Senior Investment Officer
R. Miller Upton                  Maruti D. More                Vice President -- Investments
Thomas L. West, Jr.              Teresa S. Moro                Vice President and Investment Officer
                                 Leon A. Olver                 Vice President and Investment Officer
                                 William Trimbur, Jr.          Vice President and Investment Officer
                                 Brent C. Nelson               Vice President
                                 Cynthia A. Toles              Vice President and Secretary
                                 Nori L. Gabert                Vice President and Assistant
                                 Cynthia A. Gibbons            Secretary
                                 Gregory R. Seward             Assistant Vice President
                                 Jaime M. Sepulveda            Treasurer
                                 Earl E. Allen, Jr.            Assistant Treasurer
                                 Kathryn A. Pearce             Assistant Treasurer
                                 Donna L. Hathaway             Controller
                                                               Assistant Controller

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------